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                                                                    EXHIBIT 23.5



As independent public accountants, we hereby consent to the use of our report and to all references to our firm included in or made a part of Post-Effective Amendment No. 1 to the Amkor Technology, Inc. Registration Statement
(No. 333-49645) on Form S-1.


                                        /s/ SYCIP GORRES VELAYO & CO.
                                        --------------------------------------

Makali City, Philippines
May 20, 1998